 EXHIBIT 32

SMARTAG INTERNATIONAL, INC.

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Smartag International, Inc. (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), to the best of the undersigned’s knowledge that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of  1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 13, 2010

/s/ PENG KEONG LIM
Name: Peng Keong Lim Title: CEO & President

August 13, 2010

/s/ SIM KAY WAH
Name: Sim Kay Wah Title: Chief Financial Officer